QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

March 24, 2005

Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of NMS Communications Corporation (the "Company"), which will be held on April 29, 2005 at 1:00 p.m. at its corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts.

        The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

        Please sign and return the enclosed proxy card as soon as possible in the envelope provided, or vote electronically or by telephone as provided in the proxy card, so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting and vote your shares personally if you attend.

        We look forward to seeing you.

Sincerely,
Robert P. Schechter Chairman and Chief Executive Officer

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 29, 2005

        The Annual Meeting of Stockholders of NMS Communications Corporation (the "Company") will be held at its corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts on April 29, 2005 at 1:00 p.m., for the following purposes:

  1.
  To elect two directors for a three-year term.

  2.
  To approve amendments to our 2000 Equity Incentive Plan which: (A) increase the number of shares of the Company's common stock which may be issued under the plan by 2,050,000 and (B) remove certain restrictions with respect to stock awards under the plan.

  3.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending 2005.

  4.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders of record at the close of business on March 1, 2005 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors
Dianne L. Callan Secretary
Dated: March 24, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. SEE "VOTE BY TELEPHONE" OR "VOTE BY INTERNET" INSTRUCTIONS ATTACHED TO THE PROXY CARD FOR MORE DETAILS.

NMS COMMUNICATIONS CORPORATION
100 Crossing Boulevard
Framingham, Massachusetts 01702
(508) 271-1000

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is furnished to the holders of common stock, $.01 par value ("Common Stock"), of NMS Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on April 29, 2005 and at any adjournment of that meeting. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly completed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted FOR the nominees for director and FOR each of the other proposals set forth below.

        A person giving the enclosed proxy has the power to revoke it by written notice to the Secretary of the Company, by giving a later-dated proxy, or by revoking it in person at the meeting.

        The approximate date on which this Proxy Statement and the enclosed proxy card will first be sent to stockholders is March 28, 2005. The Company's Annual Report to Stockholders for 2004, including its Form 10-K, is being mailed together with this Proxy Statement.

        Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on March 1, 2005 (the "record date") will be entitled to vote at the meeting and at any adjournment thereof. There were 47,388,386 shares of Common Stock outstanding at the close of business on the record date. This number does not include 275,504 exchangeable shares issued in connection with the acquisition of Inno Media Logic (I.M.L.) Inc. that have not been exchanged for shares of the Company's Common Stock and are therefore not entitled to vote at the Annual Meeting.

        Each share of Common Stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors (Item 1 of Notice). Approval of the other matters which are before the meeting will require the affirmative vote at the meeting, at which a quorum is present, of the holders of a majority of the shares of the Common Stock voting with respect to such matters. Votes will be tabulated by the Company's transfer agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

        A quorum at the meeting will consist of a majority of the outstanding shares of Common Stock as of the record date. Shares voted to abstain or to withhold as to a particular matter (including shares as to which a nominee, such as a broker holding shares in a street name for a beneficial owner, has no voting authority in respect to such matter) will be deemed represented for quorum purposes but will not be deemed to be voting on such matters and, therefore, will not be the equivalent of negative votes as to such matters. It is the position of the Securities and Exchange Commission (the "SEC"), however, that, for purposes of approval pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") of the proposal to approve amendments to the Company's 2000 Equity Incentive Plan, abstentions will be deemed the equivalent of negative votes.

ELECTION OF DIRECTORS
(Item 1 of Notice)

        There are currently six members of the Board of Directors, divided into three classes with terms expiring respectively at the 2005, 2006 and 2007 annual meetings of stockholders. Upon the recommendation of the Nominating Committee, the Board has fixed the number of directors for the ensuing year at six and nominated Mr. Gneezy and Mr. Schechter, whose terms are expiring, for reelection. Directors elected at the meeting will serve a three-year term expiring at the time of the annual meeting of stockholders in 2008 and when their successors are elected and qualified.

        The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting.

Name and Age as of March 1, 2005	Director Since	Principal Occupation and Business Experience; Directorships of Public Companies
Nominees for Reelection for Terms Expiring in 2008
Ofer Gneezy, 53	2000
		Mr. Gneezy was a co-founder, and has been, since 1997, President, Chief Executive Officer and a director of iBasis, Inc., a provider of Internet-based communications services for international carriers. From 1994 to 1996, Mr. Gneezy served as President of Acuity Imaging, Inc., a multinational company focused on the industrial automation industry. From 1980 to 1994, he was an executive of Automatix Inc. (a predecessor to Acuity Imaging), an industrial automation company, most recently serving as its President and Chief Executive Officer.
Robert P. Schechter, 56	1995
		Mr. Schechter has served as our President and Chief Executive Officer since 1995 and as Chairman of the Board since 1996. From 1987 to 1994, Mr. Schechter held various senior executive positions with Lotus Development Corporation, and from 1980 to 1987 he was a partner of Coopers and Lybrand LLP. Mr. Schechter is also a director of MapInfo Corporation, a developer of location-based software services and solutions, Moldflow Corporation, a provider of software solutions for optimizing the design and manufacture of plastic products, and Avici Systems, Inc., a provider of purpose-built carrier-class routing solutions for the Internet.

Directors Whose Terms Expire in 2006
William E. Foster, 60	2000
		Mr. Foster has been, since 1997, a private investor. In 1980, Mr. Foster co-founded Stratus Computer, Inc., a manufacturer of fault-tolerant computer systems, and served as its Chairman and Chief Executive Officer until 1997. Prior to 1980, Mr. Foster spent 14 years in the computer industry, serving as Vice President of Software for Data General Corporation and in management and technical positions with Hewlett Packard Company. Mr. Foster is a director of several privately held companies.
Ronald W. White, 64	1988
		Mr. White has been, since 2002, a consultant and private investor. From 1997 until 2002, he was a partner of Argo Global Capital, a venture capital firm. From 1983 until 2002, he was a partner of Advanced Technology Development Fund, also a venture capital firm. Mr. White is a director of several privately held companies and AirNet Communications Corporation, a provider of infrastructure solutions for commercial GSM customers and government agencies.
Directors Whose Terms Expire in 2007
W. Frank King, Ph.D., 65	1997
		Dr. King has been, since November 1998, a private investor. From 1992 to 1998, he was Chief Executive Officer and a director of PSW Technologies, Inc., a provider of software services. From 1988 to 1992, Dr. King was a Senior Vice President of Development of Lotus Development Corporation and for the previous 19 years served in various positions with IBM Corporation, including his last position as Vice President Development for the entry system division. He is a director of eOn Communications Corporation, formerly known as Cortelco Systems, Inc., a provider of telecommunications applications, Concero Inc., formerly known as PSW Technologies, Inc., iBasis, Inc., a provider of Internet-based communications services, Covi Inc., a provider of video surveillance solutions and Aleri, Inc., a provider of data analytic software.
Pamela D. A. Reeve, 55	1997
		Ms. Reeve served from 1993 to 2004 as Chief Executive Officer and a director and, from 1989 to 1993, as President, Chief Operating Officer and a director of Lightbridge, Inc., a provider of products and services which enable wireless telecommunications carriers to improve customer acquisition and retention processes. From 1978 to 1989, she was with The Boston Consulting Group, a management consulting firm. Ms. Reeve is a director of American Tower Corporation, a provider of infrastructure facilities and services to the wireless, Internet and broadcasting industries.

        The Board of Directors recommends a vote FOR the election of the nominees named above. The shares represented by the enclosed proxy will be voted to elect each nominee unless such authority is withheld by marking the proxy to that effect. Each nominee has agreed to serve, but in the event a nominee becomes unavailable for any reason, the proxy, unless authority has been withheld as to such nominee, may be voted for the election of a substitute. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors.

APPROVAL OF AMENDMENTS TO 2000 EQUITY INCENTIVE PLAN
(Item 2 of Notice)

General

        On March 7, 2000 the Board of Directors adopted our 2000 Equity Incentive Plan (the "2000 Plan") and the 2000 Plan was approved by our stockholders at our Annual Meeting held on April 28, 2000. The 2000 Plan provides for the grant of incentive stock options and stock appreciation rights to employees and nonstatutory stock options, stock bonuses, rights to purchase restricted stock and other awards based on the Company's Common Stock (collectively, "Stock Awards") to employees, non-employee directors and consultants of which there are currently approximately 315, 5, and 13, respectively.

        On March 2, 2005 the Board of Directors of the Company adopted, subject to the approval of the stockholders as described below, certain amendments to the 2000 Plan (the "Plan Amendments"). The Plan Amendments:

  •
  Increase the number of shares of Common Stock authorized to be issued under the 2000 Plan by 2.05 million shares. Following such increase approximately 7.35 million shares would be authorized for issuance under the 2000 Plan;

  •
  Eliminate the Company's ability to grant nonstatutory stock options at an exercise price less than the fair market value of the Company's Common Stock on the date of the option grant and remove certain related provisions;

  •
  Remove a restriction on the number of shares of Common Stock that may be the subject of Stock Awards other than options; and

  •
  Allow the Company to make distributions pursuant to a stock appreciation right in cash, stock or a combination thereof. Currently the 2000 Plan permits payments pursuant to stock appreciation rights to be made in cash only.

        The Board of Directors recommends a vote FOR the approval of the Plan Amendments for the following reasons:

  •
  The Company had approximately 1.5 million shares available for issuance under the 2000 Plan as of March 1, 2005. The Board of Directors believes that if the Company continues to grant Stock Awards under the 2000 Plan at the historical rate the number of shares currently authorized for issuance under the 2000 Plan will, within 18 months, become insufficient to enable the Company to attract and motivate highly qualified employees, directors and consultants through the provision of equity incentive programs. Accordingly, the Board of Directors believes that an increase in the number of shares authorized for issuance under the 2000 Plan is necessary and appropriate.

  •
  The removal of the restriction on the number of shares of Common Stock that may be the subject to Stock Awards other than options will provide the Company flexibility to offer equity-based compensation packages on terms comparable to the Company's competitors. The Board of Directors believes this flexibility is critical to success in hiring and retaining highly qualified employees, directors and consultants.

  •
  The 2000 Plan may be administered in a more tax-effective manner if (i) the Company is permitted to settle stock appreciation rights through distributions of Common Stock and (ii) the Company's ability to issue options with exercise prices less than the fair market value of the Company's Common Stock on the date of the option grant is eliminated.

        If the enclosed proxy card is returned and does not indicate to the contrary, the shares represented by the proxy will be voted to approve the Plan Amendments and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the Plan Amendments if sufficient votes in favor of approving the Plan Amendments have not been received. The affirmative vote of a majority of the shares of Common Stock voting on the matter is required for approval of the Plan Amendments, assuming a quorum is present.

        Approval by stockholders of the adoption of the Plan Amendments is sought in order to meet the stockholder approval requirements of (i) Section 422 of the Code, which requires stockholder approval of an incentive stock option plan, (ii) Rule 16b-3 under the 1934 Act, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, executive officers and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act, (iii) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section, and (iv) the rules applicable to companies whose shares are traded on the Nasdaq Stock Market.

        There follows a brief but not comprehensive summary of the 2000 Plan, as amended by the Plan Amendments (the "Amended Plan"). Other than the amendments described above, there are no other substantive amendments to the 2000 Plan. A copy of the Amended Plan is attached as an exhibit at the end of this Proxy Statement.

Administration

        The Amended Plan provides that it is to be administered by a committee (the "Committee") composed of not fewer than two members, all of which will be "non-employee directors" and "outside Directors" within the meanings of the securities laws and the Internal Revenue Code (the "Code"), respectively. Subject to the provisions of the Amended Plan, the Committee has the authority to determine (i) which persons eligible under the Amended Plan will be granted Stock Awards; (ii) when and how the Stock Awards will be granted; (iii) whether the Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right, another stock-based award or a combination of the foregoing; (iv) the number of shares involved; (v) the exercise or purchase price; (vi) the type and duration of transfer or other restrictions; and (vii) any other terms of a Stock Award.

Shares Subject to the Amended Plan

        Currently, the aggregate number of shares of the Company's Common Stock which are authorized to be issued under the 2000 Plan is 5,000,000 plus any shares of the Company's Common Stock represented by options granted under the Company's 1993 Stock Option Plan and the Company's 1993 Non-employee Directors Stock Option Plan (collectively the "1993 Plans"), which are forfeited, expire or are canceled. The Plan Amendments contemplate that the number of shares of the Company's Common Stock which may be issued under the Amended Plan would be increased to 7,050,000 plus any shares of the Company's Common Stock represented by options granted under the 1993 Plans which are forfeited, expire or are canceled. As of March 1, 2005 there were approximately 305,500 such forfeited, expired or cancelled options granted under the 1993 Plans. On March 23, 2005 the closing sale price of the Company's Common Stock on the Nasdaq National Market was $4.35 per share.

Stock Award Restrictions

        Currently, no more than 500,000 shares of Common Stock will be subject to stock bonuses, restricted stock purchases, stock appreciation rights and other awards other than options. The Amended Plan would remove this restriction and all shares authorized for issuance under the Amended Plan could be subject to stock bonuses, restricted stock purchases, stock appreciation rights and other awards other than options. Currently, the 2000 Plan provides that for every two shares of Common Stock subject to a nonstatutory option with an exercise price below fair market value, the number of shares of Common Stock subject to Stock Awards other than options would be reduced by one share, and for each share of Common Stock subject to Stock Awards other than options, the number of shares of Common Stock subject to a nonstatutory option with an exercise price below fair market value would be reduced by two shares of Common Stock. Consistent with the elimination of the Company's ability to grant nonstatutory stock options at an exercise price less than the fair market value of the Company's Common Stock on the date of the grant, these provisions would be removed under the Amended Plan. Under the Amended Plan no person will be granted Stock Awards covering more than 500,000 shares of Common Stock in any calendar year.

        If there is any change in the shares of Common Stock subject to the Amended Plan through stock dividends, subdivisions or combinations, the Board of Directors is authorized to make appropriate adjustments to the number of shares and price per share for each Stock Award and the number of common shares available for Stock Awards. If the Company is acquired or liquidates or sells substantially all of its assets while unexercised Stock Awards remain outstanding (i) each Stock Award holder will, upon exercise of his or her Stock Award, be entitled to such stock or other securities as holders of Common Stock received pursuant to the transaction; (ii) all Stock Awards will become exercisable in full; (iii) all outstanding Stock Awards may be canceled by the Board of Directors provided that each holder shall have the right to exercise all Stock Awards (vested or unvested) during the thirty day period preceding the merger, liquidation or sale; or (iv) all outstanding Stock Awards may be canceled by the Board of Directors provided that each Stock Award holder shall have the right to exercise all vested Stock Awards.

Stock Options

        Currently, the 2000 Plan allows for nonstatutory stock options to be granted at an exercise price less than the closing sale price of the Company's Common Stock on the date of the grant of the option (the "Fair Market Value"). The Plan Amendments eliminate the Company's ability to grant options with an exercise price less than Fair Market Value. The aggregate Fair Market Value (determined as of the time such option is granted) of the Common Stock for which any employee may have incentive stock options vest in any calendar year may not exceed $100,000.

        Options granted under the Amended Plan will vest (become exercisable) either initially or in periodic installments as determined by the Committee. No option will be exercisable after the expiration of ten years from the date it was granted.

        During the optionee's lifetime, an incentive stock option will be exercisable only by the optionee and will not be transferable except by will or by the laws of descent and distribution. A nonstatutory stock option may be transferred upon such terms and conditions as the Committee may determine in its sole discretion. The optionee may designate a third party who, in the event of the death of the optionee, will be entitled to exercise the vested options, but only within the period ending on the earlier of (i) twelve months following the date of death and (ii) the expiration of the term of the option as set forth in the specific option agreement. In the event an optionee's status as an employee, director or consultant terminates as a result of disability, the optionee's vested options must be exercised within the same time frame.

        In the event an optionee is terminated as an employee, director or consultant (other than by death, disability or retirement), the optionee may exercise his or her vested options only within the period of time ending on the earlier of (i) 30 days after termination or such longer or shorter period of time set forth in the specific option agreement or (ii) expiration of the option's term. If the optionee is terminated for "cause," all options will terminate immediately. As used in the Amended Plan, "cause" means (i) a material breach by the optionee of any agreement to which the optionee and the Company are both parties, (ii) any act or failure to act by the optionee which may materially and adversely affect the Company's business or the optionee's ability to perform services for the Company, or (iii) any material misconduct or neglect of duties by the optionee in connection with the business or affairs of the Company.

        In the event of retirement of an optionee pursuant to the Company's retirement policy, or if no policy is in effect then as determined by the Committee, he or she may exercise any options vested on the retirement date within twelve months of that date (or 3 months in the case of an incentive stock option).

        The Committee may, but need not, provide to an optionee the right to exercise his or her options prior to vesting of the options, provided, however, any unvested options will be subject to a repurchase right by the Company at the exercise price if the optionee is terminated. The Committee may also, but need not, provide to an optionee a further option (a "Re-Load Option") in the event the optionee exercise his or her options by surrendering shares of the Company's Common Stock. The Re-Load Options will be equal to the number of shares surrendered as part of the exercise price, will have the same expiration date as the option exercised, and will have an exercise price equal to the Fair Market Value of the Common Stock surrendered as part of the exercise.

Stock Bonuses and Restricted Stock

        Grants of stock bonuses and restricted stock involve the issuance of shares to the recipient subject to transfer restrictions, employment restrictions, vesting restrictions, and the Company's right to repurchase the shares at a price determined by the Committee if certain conditions (such as continuation of employment) are not satisfied by the recipient. As the conditions are satisfied, the repurchase restrictions lapse and the recipient is then free to hold or sell the shares free of restrictions. Grants of unrestricted stock involve the issuance of shares free of any transfer or repurchase restrictions. The Committee will have discretion to determine the number of shares to be granted, whether or not they will be restricted (and, if so, the terms of the restrictions) and the amount and form of consideration to be paid for the shares granted. The Company anticipates that it will issue restricted shares with an average vesting period of three years for awards of time-vested restricted shares, and will set performance hurdles for the vesting of performance-vested restricted shares that require at least one year to achieve.

Stock Appreciation Rights

        The grant of stock appreciation rights entitles the holder to a distribution based on the increase in Fair Market Value per share of a designated amount of the Company's Common Stock. The 2000 Plan contemplated that these distributions made pursuant to a stock appreciation right would be made in cash. The Plan Amendments contemplate that under the Amended Plan distributions pursuant to stock appreciation rights could be made in cash, stock or a combination threof. The Committee will have the authority to issue three types of stock appreciation rights under the Amended Plan:

          (a)    Tandem Stock Appreciation Rights.    These rights will be tied to either an incentive or nonstatutory stock option and will be subject to the same terms and conditions applicable to the particular option to which it pertains. Tandem rights will require the holder to elect to exercise the underlying option for shares of the Company's Common Stock or surrender the option for cash and/or stock equal to the excess of (i) the Fair Market Value (on the date of surrender) of shares of the Company's Common Stock purchasable under the surrendered option over (ii) the exercise price payable for such shares.

          (b)    Concurrent Stock Appreciation Rights.    These rights will be granted in connection with an incentive or nonstatutory stock option and will be subject to the same terms and conditions applicable to the particular option to which it pertains. Concurrent rights will be exercised automatically at the same time as the underlying option is exercised. Upon exercise, the holder will be entitled to a distribution of cash and/or stock in an amount equal to the excess of (i) the Fair Market Value (on the date of exercise) of the Company's Common Stock purchased upon exercise of the option over (ii) the exercise price paid for those shares.

          (c)    Independent Stock Appreciation Rights.    These rights will be granted independently of any stock option but will be denominated in share equivalents and will be subject to the same terms and conditions as nonstatutory stock options. Upon exercise of the independent rights, the holder will be entitled to a cash and/or stock distribution in an amount equal to the excess of (i) the Fair Market Value (at date of exercise) of the number of shares of the Company's Common Stock equal to the number of share equivalents exercised over (ii) the Fair Market Value of such numbers of shares of the Company's Common Stock on the date the independent rights are granted.

Other Stock-Based Awards

        The Amended Plan authorizes the making of loans in connection with the purchase of shares under an award. The Committee will have the full authority to decide the terms of any such loan, provided that interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest under any applicable provisions of the Code. In addition, the Amended Plan authorizes the grant of other types of awards that are consistent with the terms of the Amended Plan.

Repricing

        Options granted under the Amended Plan may not be repriced without shareholder approval.

Amendment and Termination

        The Amended Plan authorizes the Board of Directors to discontinue, suspend or amend the Amended Plan, except that no amendment will be effective without stockholders' approval if stockholder approval is required by the NASDAQ National Market. No amendment, suspension or termination of the Amended Plan or amendment of a Stock Award by the Board of Directors may alter or impair a grantee's rights under a Stock Award previously granted without the grantee's written consent. The Amended Plan will terminate on April 27, 2010.

Federal Income Tax Consequences under the Amended Plan

        Set forth below is a general summary of the federal income tax consequences related to options awarded under the Amended Plan. It is not intended to be exhaustive, and in particular does not address state, municipal or foreign tax laws or the individual circumstances of participants. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

        Consequences to the Option holder.    There are no federal income tax consequences to the option holder solely by reason of the grant of incentive stock options or nonstatutory stock options under the Amended Plan. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the option holder generally must exercise the option no later than three months following termination of his employment. However, the exercise of an incentive stock option may give rise to an alternative minimum tax liability (see discussion below).

        Upon the exercise of a nonstatutory stock option, the option holder will generally recognize ordinary income in an amount equal to the excess of fair market value of the shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an option holder of a nonstatutory stock option will be subject to both income and employment tax withholding. The option holder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonstatutory stock option, the amount of ordinary income recognized by the option holder upon exercise.

        If any option holder disposes of shares acquired upon the exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the option holder pursuant to the exercise of the incentive stock option (a "qualifying disposition"), the option holder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the option holder's adjusted basis in such shares (generally the exercise price).

        If the option holder disposes of shares acquired upon the exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the option holder pursuant to the exercise of the incentive stock option (a "disqualifying disposition"), then at the time of disposition the option holder will generally recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the option holder or (ii) the option holder's actual gain (i.e. the excess, if any, of the amount realized on the disposition over the exercise price paid by the option holder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the option holder will recognize a capital gain in the amount of such excess. If the option holder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid the option holder), then the loss will be a capital loss.

        If any option holder disposes of shares acquired upon exercise of a nonstatutory stock option in a taxable transaction, the option holder will recognize capital gain or loss in an amount equal to the difference between his/her basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares acquired upon exercise of incentive stock options as discussed above) will be long-term capital gain or loss if the shares were held for more than one year from the date such shares were transferred to the option holder.

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the option holder's regular income tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

        The exercise of incentive stock options (but not nonstatutory stock options) will generally result in an upward adjustment to the option holder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the option holder's AMTI in the year of disposition of the stock. The AMT paid with respect to the exercise of an incentive stock option is allowed as a credit against the regular tax liability of the option holder in a subsequent year when he disposes of the stock; therefore, imposition of the AMT at the time of exercise of an incentive stock option may not increase the aggregate amount of income tax paid by the option holder, but instead may only affect the timing of such payments.

        Consequences to the Company.    There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonstatutory stock options or the exercise of incentive stock options (other than disqualifying dispositions). At the time the option holder recognizes ordinary income from the exercise of a nonstatutory stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock options, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs, provided that the Company satisfies a tax reporting obligation described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of a nonstatutory stock option or the disqualifying disposition of stock acquired upon exercise of incentive stock options. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the option holder upon the exercise of nonstatutory stock options.

        Tax Treatment of Restricted Stock.    An employee who receives a restricted stock award under the Amended Plan generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee for the restricted stock. Alternatively, an employee receiving stock may elect, in accordance with Section 83(b) of the Code, to treat as ordinary income the excess of the fair market value of the shares of restricted stock at the time of grant over the amount if any, paid by the employee, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee and the Company will be entitled to a deduction at the same time and in the same amount.

        Tax Treatment of Unrestricted Stock.    Upon receiving an award of unrestricted stock under the Amended Plan, the employee will realize ordinary income to the extent of the fair market value (determined at the time of transfer to the employee) of such shares, over the amount, if any paid by the employee for the shares. Such taxable amounts will be deductible as compensation by the Company.

        Tax Treatment of Cash Distributions Pursuant to Stock Appreciation Rights.    Employees receiving a cash distribution pursuant to stock appreciation rights issued under the Amended Plan will realize ordinary income in the amount of such cash distribution. Such taxable amounts will be deductible as compensation by the Company. In addition, under Section 409A of the Code enacted in 2004, the employee may be subject to interest and withholding tax to the extent such distribution is deemed to involve deferred compensation.

        Limitation on Deduction Under Section 162(m) of the Code.    Section 162(m) of the Code generally limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The deduction limitation of Section 162(m) does not apply, however, to certain performance-based compensation arrangements, including plans providing for stock options having an exercise price of not less than 100% of fair market value (determined at the time the options are granted), which establish specific performance goals and/or limits on awards, which are administered by a committee composed exclusively of "outside" directors, and are disclosed to and approved by the stockholders of the public company.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 of Notice)

        The Audit Committee has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2005. This firm has audited the accounts and records of the Company since 1997. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

        The selection of an independent registered public accounting firm is not required to be submitted to a vote of the stockholders. The Board of Directors believes, however, it is appropriate as a matter of policy to submit the appointment for stockholder consideration. If the stockholders do not ratify the appointment, the Board will ask the Audit Committee to reconsider its selection.

STOCK OWNERSHIP OF DIRECTORS,
EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 2005 by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table below, (c) all directors and executive officers as of December 31, 2004, and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, each such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person, based on information provided to the Company. The information provided below regarding persons beneficially owning more than 5% of the Company's Common Stock is based solely on public filings made by such persons with the Securities and Exchange Commission through March 1, 2005, which beneficial ownership information is in each case as of December 31, 2004. The percent of Common Stock outstanding for such 5% holders is calculated using their last known ownership amounts and the Company's outstanding shares as of March 1, 2005.

        Unless otherwise noted, the address of the following persons is c/o NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

Beneficial Owner Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Robert P. Schechter(2)	1,353,867	2.9%
William E. Foster(3)	75,000	*
Ofer Gneezy(3)	75,000	*
W. Frank King(4)	98,000	*
Pamela D.A. Reeve(5)	75,450	*
Ronald W. White(6)	103,490	*
Colin Doherty(7)	265,375	*
R. Brough Turner(8)	564,009	1.2%
Gerrold Walker(9)	179,474	*
William B. Gerraughty, Jr.(10)	77,250	*
All directors and executives officers as a group (10 persons)(11)	2,984,040	6.6%
FMR Corp.(12) 82 Devonshire Street, Boston, MA 02109	6,852,089	14.5%
State Street Research and Management Company(13) One Financial Center, 31st Floor, Boston, MA 02111	3,024,600	6.4%

*
Less than 1%.

(1)
Includes shares which may be acquired by exercise of stock options within the 60 days following March 1, 2005.

(2)
Includes 1,105,500 shares subject to stock options.

(3)
Includes 75,000 shares subject to stock options.

(4)
Includes 98,000 shares subject to stock options.

(5)
Includes 72,000 shares subject to stock options.

(6)
Includes 98,410 shares subject to stock options.

(7)
Includes 264,875 shares subject to stock options.

(8)
Includes 270,375 shares subject to stock options.

(9)
Includes 149,775 shares subject to stock options.

(10)
Includes 37,250 shares subject to stock options.

(11)
Includes 2,361,810 shares subject to stock options.

(12)
Consists of shares held by Fidelity Growth Company Fund and other registered investment companies which are advisory clients of FMR Corp. Includes 297,038 shares which may be acquired upon conversion of convertible notes. FMR has sole investment power and the respective registered investment companies have sole voting power as to all such shares.

(13)
Consists of shares held by certain mutual funds that are investment advisory clients of State Street Research & Management Company.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        During 2004, the Board of Directors of the Company held five meetings. Each incumbent director attended at least 80% of the aggregate number of meetings of the Board and the meetings of the committees of the Board on which he or she served. Four members of the Board of Directors attended the annual meeting in 2004. The Company's policy is that members of the Board of Directors are encouraged to attend the annual meeting to the extent consistent with travel plans. The Board has determined that each of Mr. Foster, Mr. Gneezy, Dr. King, Ms. Reeve, and Mr. White is independent as defined by the rules of the National Association of Securities Dealers, Inc. ("NASD").

        The Board of Directors has Audit, Nominating and Compensation Committees. The Board of Directors has adopted a Code of Conduct which is applicable to all directors, executive officers and employees of the Company. Copies of the Code of Conduct and of the current committee charters are available, without charge, under "Corporate Governance" in the "Investors" section of www.nmscommunications.com or upon written request to NMS Communications Corporation, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

        Stockholders may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board or to a particular committee of the Board, in each case, at 100 Crossing Boulevard, Framingham, Massachusetts 01702.

Audit Committee

        The Audit Committee oversees the auditing, accounting, financial reporting and internal control functions of the Company, reviews the financial statements of the Company, selects and engages the Company's independent registered public accounting firm, and consults with and reviews the services provided by the independent registered public accounting firm. The Audit Committee is currently composed of three members, each of whom is independent as defined by the rules of the Securities and Exchange Commission and the rules of the NASD. The directors currently serving on the Audit Committee are Mr. Gneezy, Dr. King and Ms. Reeve. Each member of the Audit Committee is able to read and understand financial statements. Dr. King is an audit committee financial expert, as defined by the Securities and Exchange Commission guidelines and is "financially sophisticated" as defined by the rules of the NASD. The Audit Committee has a charter, the complete text of which is attached as an exhibit to this Proxy Statement. The Audit Committee held seven meetings during 2004.

Compensation Committee

        The Compensation Committee reviews and recommends to the Board the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock-based incentives. The Compensation Committee is currently composed of two members, each of whom is independent as defined by the rules of the Securities and Exchange Commission and the rules of the NASD. The directors currently serving on the Compensation Committee are Messrs. Foster and White. The Compensation Committee held two meetings during 2004.

Nominating Committee

        The Nominating Committee makes recommendations to the Board from time to time regarding the size, composition and organization of the Board and its committees. The Nominating Committee also will establish criteria for membership on the Board and will lead any search for individuals to become new members of the Board. The Nominating Committee is currently composed of two members, each of whom is independent as defined by the rules of the Securities and Exchange Commission and the rules of the NASD. The directors currently serving on the Nominating Committee are Ms. Reeve and Dr. King. The Board of Directors established the Nominating Committee in April 2004. The Nominating Committee did not meet in 2004. At a meeting in March, 2005, the Nominating Committee voted unanimously to recommend to the Board for re-election the two current nominees for director.

AUDIT COMMITTEE REPORT

        The Company's Audit Committee oversees the audit coverage and monitors the accounting, financial reporting, data processing, regulatory, and internal control environments. The Audit Committee also selects and engages the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to:

  •
  select and engage the Company's independent registered public accounting firm;

  •
  serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems;

  •
  review and approve the scope of the annual audit, the non-audit services to be performed by the independent registered public accounting firm, and the independent registered public accounting firms' audit and non-audit fees;

  •
  review and appraise the audit efforts of the Company's independent registered public accounting firm;

  •
  oversee, discuss and monitor the Company's financial reporting and compliance with laws and regulations;

  •
  oversee management's establishment and enforcement of financial policies;

  •
  recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission;

  •
  provide an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board; and

  •
  provide "whistle blower" protection procedures to each employee, including anonymous employee complaints regarding accounting, internal control or audit.

        The Audit Committee has:

  •
  reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with the Company's management and its independent registered public accounting firm, including a discussion of the quality and effect of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

  •
  discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with its independent registered public accounting firm, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of its independent auditor regarding the reasonableness of those estimates;

  •
  met with financial and senior management and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting;

  •
  considered whether the provision of services represented under the headings "Tax Fees" and "All Other Fees" set forth on page 21 is compatible with maintaining PricewaterhouseCoopers LLP's independence; and

  •
  received the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (entitled

    "Independence Discussion with Audit Committees"), discussed the independence of its independent registered public accounting firm and considered whether the provision of non-audit services by its independent registered public accounting firm is compatible with maintaining auditor independence, and satisfied itself as to the auditor's independence.

        Based on the review and discussions described above, the Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee
Ofer Gneezy W. Frank King Pamela D. A. Reeve

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for recommending the compensation of each executive officer to the Board of Directors.

        The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is guided by the following principles: (a) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other companies in the telecommunications industry for officers in comparable positions so that the Company can attract and retain qualified executives and (b) individual compensation should include components that reflect the financial performance of the Company and the performance of the individual, including leadership and the achievement of corporate objectives.

        The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase stockholder value and further believes that executive officers can best increase stockholder value by managing the operating profit of the Company and by conceiving, developing and positioning the best products in the Company's chosen markets.

        Compensation payments in excess of $1 million to the Chief Executive Officer or other most highly compensated executive officers are subject to a limitation of deductibility by the Company under Section 162(m) of the Internal Revenue Code of 1986. Certain performance-based compensation is not subject to the limitation on deductibility. It is the policy of the Committee to preserve the deductibility of the compensation to the extent compatible with other compensation objectives but, if required by such other objectives, to authorize benefits and compensation which may exceed the deduction limitation. The Compensation Committee does not expect compensation in 2005 to its Chief Executive Officer or any other executive officer will exceed the deduction limitation.

Base Salary

        The Compensation Committee sets the base salary for executives by reviewing the salaries for comparable positions within the Company's industry, the historical compensation levels of the

Company's executives and the individual performance of the executives in the preceding year. The Compensation Committee utilizes salary surveys for reference purposes but its salary determinations are not subject to specific criteria. In addition, executive officers whose primary responsibilities are in sales are entitled to receive commissions based primarily on the Company's revenues or a specific portion of these revenues. In 2004, the base salaries of the executive officers were not increased, as reflected in the Summary Compensation Table below.

Merit Bonus Program

        Each year the Compensation Committee adopts a management incentive plan which reflects the Compensation Committee's belief that a significant portion of each executive officer's compensation should be tied to the achievement by the Company of its financial goals and by each executive officer of his or her individual objectives as determined by the Compensation Committee. The 2004 Management Incentive Plan (the "2004 Incentive Plan") set Company financial goals and merit bonus goals based on the 2004 operating plan approved by the Board of Directors. In addition, the 2004 Incentive Plan prescribed an increase or a decrease in the merit bonuses based upon the Company's actual financial achievements and the fulfillment of the specific management objectives for each executive. Under the 2004 Incentive Plan, executive officers were entitled to receive an average bonus of 60% of base salary if the Company achieved its financial goals for 2004 and the individual executive met or exceeded his or her objectives. The bonuses awarded to executive officers under the plan averaged 19% of their base salaries.

Stock-Based Compensation

        Awards of stock options under the Company's stock option plans are designed to more closely tie the long-term interests of the Company's executives and its stockholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and determines the number of shares subject to each option. The Compensation Committee's determination of the size of option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company. Options granted in 2004 had a two year vesting period to encourage key executives to continue in the employ of the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives. Options for an aggregate of 432,000 shares were granted to executive officers in 2004 to reward the executive officers for their performance in 2003 and to establish appropriate ongoing incentives.

Chief Executive Officer's Compensation

        The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. The Committee did not increase Mr. Schechter's base salary of $380,000 in 2004. Mr. Schechter was granted options for an aggregate of 70,000 shares in 2004 based upon his performance in 2003 and to establish appropriate ongoing incentives. Mr. Schechter received a bonus of $125,400 under the 2004 Incentive Plan.

Compensation Committee
William E. Foster Ronald W. White

NOMINATING COMMITTEE REPORT

        The Nominating Committee was established by the Board of Directors in April 2004 to make recommendations to the Board from time to time regarding the size, composition and organization of the Board and its committees. The Nominating Committee did not meet in 2004. We did not pay any third party a fee to assist in evaluating and identifying director nominees in 2004. During 2004, no director candidate was recommended to us by any beneficial owner of more than 5% of our Common Stock. During 2005 the Nominating Committee will develop a policy related to stockholder recommendations of director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to our stockholders for election.

Nominating Committee
W. Frank King Pamela D. A. Reeve

        THE AUDIT COMMITTEE, COMPENSATION COMMITTEE AND NOMINATING COMMITTEE REPORTS ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation paid or accrued for services rendered in 2004, 2003 and 2002 by the chief executive officer and the four other most highly paid persons other than the chief executive officer who were serving as executive officers on December 31, 2004 (the "Named Executive Officers").

Name and Principal Position	Year	Salary		Bonus			Shares Under Option Awards(#)	Other Compensation ($)(1)
Robert P. Schechter Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$ $ $	380,000 380,000 380,000		$125,400 — —		70,000 125,000 45,000	$ $ $	7,440 5,236 4,405
Colin Doherty(2) Senior Vice President of Worldwide Sales and Marketing	2004 2003 2002	$ $	275,000 243,269 —	$ $	66,000 110,000 —		33,750 335,000 —	$ $	6,450 99,121 —
William B. Gerraughty, Jr.(3) Senior Vice President of Finance, Chief Financial Officer and Treasurer	2004 2003 2002	$ $	225,000 138,462 —		$33,750 — —		33,750 335,000 —	$ $	6,450 2,762 —
R. Brough Turner Senior Vice President of Technology	2004 2003 2002	$ $ $	200,000 200,000 200,000	$ $	33,000 500 —	(4)	31,250 55,000 18,750	$ $ $	5,906 3,829 3,505
Gerrold Walker Vice President and General Manager, Platform Solutions	2004 2003 2002	$ $ $	194,000 194,000 193,746		34,920 — —		31,250 95,000 15,000	$ $ $	6,286 6,510 5,790

(1)
Includes, for each of the named executive officers, contributions by the Company to the Company's 401(k) retirement plan and premiums paid by the Company for term life insurance.

(2)
Mr. Doherty joined the Company in February, 2003. Other Compensation in 2003 includes $98,538 in connection with expenses of his relocation from the United Kingdom to the United States.

(3)
Mr. Gerraughty joined the Company in 2003.

(4)
Mr. Turner was paid this bonus as a result of a patent issuance.

Option Grants in Last Fiscal Year

        The following table shows all stock option grants to the Named Executive Officers during 2004:

Individual Grants
		% of Total Option Shares Granted to Employees in Fiscal Year					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)
Number of Option Shares Granted
Name				Exercise Price($/sh)		Expiration Date
							5%	10%
Robert P. Schechter	30,000 40,000	1.6 2.2	% %	$ $	7.60 6.12	04/09/09 12/16/09	290,992 312,434	367,196 394,253
Colin Doherty	16,250 17,500	0.9 1.0	% %	$ $	7.60 6.32	04/08/09 11/16/09	157,621 141,157	198,898 178,122
William B. Gerraughty, Jr.	16,250 17,500	0.9 1.0	% %	$ $	7.60 6.32	04/08/09 11/16/09	157,621 141,157	198,898 178,122
R. Brough Turner	16,250 15,000	0.9 0.8	% %	$ $	7.60 6.32	04/08/09 11/16/09	157,621 120,991	198,898 152,676
Gerrold Walker	16,250 15,000	0.9 0.8	% %	$ $	7.60 6.32	04/08/09 11/16/09	157,621 120,991	198,898 152,676

(1)
As required by the rules of the Securities and Exchange Commission, potential values are stated based on the prescribed assumption that Common Stock will appreciate in value from the date of grant to the end of the option term at the indicated rates (compounded annually) and therefore are not intended to forecast possible future appreciation, if any, in the price of Common Stock.

Option Exercises and Fiscal Year-End Option Values

        The following table sets forth, for the Named Executive Officers, the number of shares for which stock options were exercised in 2004, the realized value or spread (the difference between the exercise price and market value on the date of exercise) and the number and unrealized spread of the unexercised options held by each at fiscal year-end.

			Number of Shares Underlying Unexercised Options at FY-End			Value of Unexercised In-the Money Options at FY-End($)(2)
	Number of Shares Acquired on Exercise(1)
		Value Realized
			Vested	Unvested	Total	Vested	Unvested	Total
Robert P. Schechter	51,000	$174,623	1,059,250	113,750	1,173,000	$2,318,720	$181,975	$2,500,695
Colin Doherty	20,000	$104,898	198,125	150,625	348,750	$976,156	$551,794	$1,527,950
William B. Gerraughty, Jr.	—	—	169,000	199,750	368,750	$820,545	$805,305	$1,625,850
R. Brough Turner	—	—	248,500	50,000	298,500	$573,400	$55,413	$628,813
Gerrold Walker	—	—	117,900	63,750	181,650	$424,675	$132,225	$556,900

(1)
Does not include shares purchased during 2004 under the Company's 2003 Employee Stock Purchase Plans as follows: Mr. Schechter, 1,000; Mr. Doherty, 1,000; Mr. Gerraughty, 1,000; Mr. Turner, 1,000 and Mr. Walker, 1,000.

(2)
Based on the fiscal year-end closing price of $6.31 per share.

Severance and Option Vesting on Change-in-Control

        The Company has agreed with each of its executive officers, including the officers named in the Summary Compensation Table above, that he or she will, upon termination of employment within one year following a change-in-control of the Company, be entitled to severance compensation equal to one year's salary, a bonus (which shall be the percentage of current annual salary respectively specified for such executive officer), and the full vesting of all options.

Director Compensation

        Each director of the Company who is not also an employee is currently paid $17,500 annually (payable in quarterly installments) and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, each member of the Compensation Committee receives an annual payment of $2,500 and each member of the Audit Committee receives an annual payment of $5,000. The Compensation Committee currently awards each non-employee director (a) upon first being elected to the board an option for 15,000 shares under the Company's 2000 Equity Incentive Plan, which vests over three years and (b) annually at the time of the annual meeting an option for 12,500 shares which vests at the time of the next annual meeting, in each case subject to full vesting of all option shares upon a change-in-control of the Company.

EQUITY COMPENSATION PLANS

        The following table sets forth information about the shares of the Company's Common Stock that may be issued upon the exercise of options and other rights under all of its existing equity compensation plans as of December 31, 2004.

Plan Category	Number of Shares to be issued Upon Exercise of Outstanding Options	Weighted Average Per Share Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in first column)
Plans approved by stockholders
1989 Stock Option and Stock Purchase Plan	—	—	—
1993 Stock Option Plan	1,235,296	$5.7785	—
1993 Non-Employee Directors Stock Option Plan	113,410	$14.4996	—
1993 Employee Stock Purchase Plan	—	—	—
2000 Equity Incentive Plan	3,307,387	$11.7720	1,646,471
2003 Employee Stock Purchase Plan	—	—	509,139

	4,656,093	$10.2483	2,155,610
Plans not approved by stockholders
1995 Non-Statutory Stock Option Plan(1)	3,970,299	$5.4185	33,764
	3,970,299	$5.4185	33,764

	8,626,392	$8.02	2,189,374

(1)
The 1995 Non-Statutory Stock Option Plan permits non-statutory options to be granted to non-executive officer employees and consultants of the Company. The exercise price of non-statutory options may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No person serving on the Compensation Committee at any time during 2004 was a present or former officer or employee of the Company or any of its subsidiaries. During 2004, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity one of whose executive officers served on the Company's Board of Directors or Compensation Committee.

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, independent registered public accounting firm, served as auditors of the Company for the fiscal year ending December 31, 2004 and has audited the accounts and records of the Company since 1997. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

        The Audit Committee has selected PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

Audit Fees

        Fees billed by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements and its internal control over financial reporting and statutory audits of the Company's foreign subsidiaries for the fiscal year ended December 31, 2004 and the reviews of quarterly reports on Form 10-Q filed during 2004 were $1,129,615. Fees billed by PricewaterhouseCoopers for the audit of the Company's financial statements and statutory audits of the Company's foreign subsidiaries for the fiscal year ended December 31, 2003 and the reviews of quarterly reports on Form 10-Q filed during 2003 were $405,264.

Audit-Related Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and are not disclosed under "Audit Fees" above were $19,966 in 2004, and $22,000 during 2003. Services comprising these fees include audit of the Company's 401(k) plan.

Tax Fees

        Aggregate fees billed by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $109,366 in 2004, and $177,224 during 2003.

All Other Fees

        PricewaterhouseCoopers LLP did not charge the Company for any other fees, other than those fees set forth above, during the fiscal year ended December 31, 2004. Aggregate fees for professional services billed by PricewaterhouseCoopers LLP during 2003 were $6,894, all of which were related to an audit of a royalty agreement.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services to be provided by the independent registered public accounting firm in accordance with such pre-approval policy. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

        During 2004, all of the audit, audit-related and non-audit services provided by PricewaterhouseCoopers were pre-approved by the audit committee.

SECTION 16 REPORTING

        Section 16(a) of the 1934 Act requires the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, or a written representation from certain reporting persons that no Form 5 was required for such person, the Company believes that all required filings were timely made during 2004.

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

        The following performance graph assumes an investment of $100 on December 31, 1999 and compares the change to December 31, 2004 in the market price of the Common Stock with a broad market index (S&P 500) and an industry index (S&P Communications Equipment). The Company paid no dividends during the periods shown; the performance of the indices is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

	Cumulative Total Return ($)
	12/99	12/00	12/01	12/02	12/03	12/04
NMS COMMUNICATIONS CORP.	100.00	42.19	20.59	8.20	26.66	26.96
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02
S & P COMMUNICATIONS EQUIPMENT	100.00	43.75	16.12	7.39	12.27	12.64

        THE COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

STOCKHOLDER PROPOSALS FOR 2006 MEETING

        Proposals of stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received on or before November 15, 2005 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Chief Financial Officer. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act. In addition, if the Company receives notice of a stockholder proposal after January 30, 2006, the persons named as proxies for the 2006 Annual Meeting will have discretionary authority to vote on such proposal.

OTHER MATTERS

        The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

        The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock.

By order of the Board of Directors
Dianne L. Callan Secretary

Exhibit A

NMS COMMUNICATIONS CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

        The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to: (i) oversee the Company's accounting and financial reporting principles and policies and internal control and procedures; (ii) oversee the Company's financial statements and the independent audit; (iii) oversee the selection, compensation, retention and performance of the Company's outside auditors and evaluate their independence and (iv) such other duties as directed by the Board.

Authority

        In discharging its oversight role, the Committee has the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.The outside auditors are ultimately accountable to the Committee. The Company will provide the Committee appropriate funding for the payment of compensation to the Company's independent auditor, outside counsel and other advisors as the Committee deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

        The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Membership

        The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers ("NASD").

        Accordingly, each member of the Committee will be a director:

1.
Who has no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company and shall be independent as defined by the rules of the Securities and Exchange Commission ("SEC") and NASD;

2.
Who has not participated in the preparation of the financial statements of the Company at any time during the three years immediately preceding such member's appointment to the Committee; and

3.
Who is financially literate or who becomes financially literate within a reasonable period of time after appointment to the Committee and shall be able to read and understand fundamental financial statements, including a balance sheet and cash flow and income statements. In addition, at least one member of the Committee will have accounting or related financial management expertise and shall be an "audit committee financial expert" as defined by the SEC and NASD.

        The Board shall appoint the members of the Committee and shall appoint one member of the Committee as chairperson. He or she shall be responsible for the leadership of the Committee, including preparing the agenda for Committee meetings, presiding over Committee meetings, making

Committee assignments and reporting to the Board. If the Committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Board may remove any member from the Committee at any time with or without cause.

        Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries counts as service on a single audit committee.

Meetings

        The Committee will meet at least four times a year, but may convene additional meetings if necessary. All Committee members are expected to participate in each meeting, whether in person or via tele- or video- conference. The Committee may request the attendance at meeting of members of the Company's management, the Company's outside auditors and others as the Committee may determine.

        The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

        Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force and effect as a unanimous vote of the Committee.

Responsibilities

        The Committee's role is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

        The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar (Appendix 1). The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Responsibilities Calendar is set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

        The Committee's procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters are set forth on Appendix 2.

        The Committee will perform such other functions as may be required by law, the Company's Certificate of Incorporation or its By-Laws.

Appendix 1
NMS Communications Audit Committee Responsibilities Calendar

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY		Q1	Q2	Q3	Q4	As Needed
1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.	X	X	X	X	X
2.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X
3.	Complete an annual evaluation of the Committee's performance.		X
4.	Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent auditor.	X
5.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X
6.	Appoint or replace the independent auditor and approve the terms on which the independent auditor is engaged for the ensuing fiscal year.				X
7.	At least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.				X	X
8.	Resolve any disagreements between management and the independent auditor about financial reporting.					X
9.	Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by the Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm's non-audit services and related fees.	X	X	X	X	X
10.	Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.	X

11.	Advise the Board about the Committee's determination whether the Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.	X
12.	Inquire of Finance management and the independent auditor about significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.				X	X
13.	Review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.	X	X	X	X	X
14.	Consider and review with Finance management and the independent auditor:
	a. The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's attestation and report about the Company's assessment.	X
	b. The adequacy of the Company's internal controls including computerized information system controls and security.	X
	c. Any related significant findings and recommendations of the independent auditor and internal audit together with management's responses.					X
15	Review with Finance management any significant changes to GAAP and/or NMS policies or standards.	X	X	X	X
16.	Review with Finance management and the independent auditor at the completion of the annual audit:
	a. The Company's annual financial statements and related footnotes.	X				X
	b. The independent auditor's audit of the financial statements and its report thereon.	X				X
	c. Any significant changes required in the independent auditor's audit plan.	X				X
	d. Any serious difficulties or disputes with management encountered during the course of the audit and management's response.	X				X
	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X
17.	Review with Finance management and the independent auditor at least annually the Company's critical accounting policies.	X				X

18.	Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.				X	X
19.	Consider and review with independent auditor:
	a. Significant findings during the year and management's responses.	X	X	X	X	X
	b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.	X	X	X	X	X
	c. Any changes required in planned scope of their audit plan.	X	X	X	X	X
20.	Participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.	X	X	X	X
21.	Review and discuss with Finance management and the independent auditor the Company's quarterly financial statements.	X	X	X	X
22.	Review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".	X	X	X	X
23.	In connection with each periodic report of the Company, review:
	a. Management's disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	X	X	X	X
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X
24.	Monitor the appropriate standards adopted as a code of conduct for the Company.		X			X
25.	Review with the General Counsel and CFO any legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.	X	X	X	X
26.	Develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.		X			X
27.	Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	X	X	X	X
28.	Meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					X

APPENDIX 2
PROCEDURES REGARDING COMPLAINTS AND CONCERNS
ABOUT ACCOUNTING MATTERS
(Adopted by the Audit Committee January 14, 2003)

        The Sarbanes-Oxley Act of 2002, which went into effect on July 30, 2002, requires audit committees to establish procedures for:

  (A)
  the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and

  (B)
  the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

        Accordingly, the audit committee has adopted the procedures set forth below.

A.    Receipt, Retention and Treatment of Complaints.

  1. Receipt.

        Any officer, director or other employee of the Company who receives a complaint, whether from an employee of the Company or any other person, regarding accounting, internal accounting controls or auditing matters (a "Complaint") shall promptly advise the Chief Executive Officer ("CEO") or the Chief Financial Officer ("CFO" and, together with the CEO, the "Chief Officers") of the receipt and substance of the Complaint.

        Promptly upon being advised of such a Complaint, a Chief Officer shall summarize the Complaint in writing and deliver the summary to each member of the audit committee with a copy to the other Chief Officer. If the Chief Officer has received any writing or other documentation from another person in connection with the Complaint, such Chief Officer shall include a copy of such writing or documentation with his or her summary.

  2. Retention.

        The CEO and CFO shall each retain a copy of the summary, together with all writing and other documentation received in connection with a Complaint, in an easily accessible area, for at least five years from the creation of the summary.

  3. Treatment.

        The audit committee shall include the matters raised by the Complaint on the agenda for discussion at its next meeting following receipt by the members of the written summary of the Chief Officer. If the Chair of the audit committee determines, in his or her reasonable judgment, that the matters raised in the Complaint should be addressed prior to the next regularly scheduled meeting of the audit committee, the Chair shall call a special meeting of the audit committee to be held at a sooner time.

        The audit committee may invite the CEO, the CFO and any other employees of the Company, as well as representatives of the Company's independent auditors or its outside legal counsel, to attend all or a portion of the meeting at which a discussion of the Complaint is scheduled. In addition, the audit committee may engage independent counsel and other advisers as it may deem necessary in evaluating and responding the Complaint. At the meeting, the audit committee shall discuss and evaluate the merits of the Complaint and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate to address the substance of the Complaint.

B.    Employee Submissions.

        Employees of the Company who harbor any concerns regarding questionable accounting or auditing matters should contact the CEO, the CFO, the Company's Director of Human Resources, or any member of the audit committee. The names of and contact information for each of those persons are attached to this Memorandum as Exhibit A.

        An employee who wishes to raise concerns anonymously may do so by submitting such employee's concerns in writing to any of the persons named on Exhibit A. Even if an employee submits concerns other than anonymously, the Company will endeavor to protect the privacy and confidentiality of that employee to the extent possible. In any event, no employee will be penalized for reporting a concern (unless that employee is found to have knowingly and willfully made a false report).

        All concerns regarding questionable accounting or auditing matters will be treated in the same manner as Complaints received under Section A above (concerning receipt, retention and treatment of Complaints).

* * * * * * * *

        This Memorandum shall be distributed to each of the employees of the Company. If you have any questions or concerns related to subject matter of this Memorandum, you should not hesitate to contact any of the persons named on Exhibit A.

Exhibit B

NMS Communications Corporation

Amended and Restated
2000 Equity Incentive Plan

1.     INTRODUCTION AND PURPOSE

        (a)   This Amended and Restated 2000 Equity Incentive Plan (the "2000 Plan" or "the Plan") supersedes the NMS Communications Corporation ("the Company") 1993 Stock Option Plan and the Company's 1993 Non-employee Directors Stock Option Plan (collectively the "1993 Plans") for all awards made after the date the 2000 Plan, as amended, is adopted by the Board of Directors of the Company. Options granted under the 1993 Plans prior to the approval of the 2000 Plan shall be governed by the terms of the 1993 Plans.

        (b)   The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board may determine.

        (c)   The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)   The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof or (iv) other stock based awards granted pursuant to Section 9 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Section 6 hereof.

2.     DEFINITIONS AND RULES OF INTERPRETATION

        (a)    Definitions.

        For the purpose of the Plan. the following terms shall have the respective meanings set forth below, unless the subject matter or context is inconsistent therewith:

            (i)  "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

           (ii)  "BOARD" means the Board of Directors of the Company.

          (iii)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (iv)  "COMMITTEE" means the Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

           (v)  "COMPANY" means NMS Communications Corporation.

          (vi)  "COMPANY COMMON STOCK" means shares of the common stock of the Company.

         (vii)  "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) hereof.

        (viii)  "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term Consultant shall not include Directors in their capacity as such.

          (ix)  "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as an Employee, Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

           (x)  "DIRECTOR" means a member of the Board.

          (xi)  "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

         (xii)  "EMPLOYEE" means any person, including Officers and Directors, employed as a common law employee by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute a person as an Employee.

        (xiii)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (xiv)  "FAIR MARKET VALUE" means the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. (NASDAQ), or, if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Committee.

         (xv)  "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (xvi)  "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8(b)(iii) hereof.

       (xvii)  "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act (Regulation S-K)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a non-employee director for purposes of Rule 16b-3 of the Exchange Act.

      (xviii)  "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (xix)  "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (xx)  "OPTION" means a stock option granted pursuant to the Plan.

        (xxi)  "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

       (xxii)  "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

      (xxiii)  "OUTSIDE DIRECTOR" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an affiliated corporation (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an affiliated corporation at any time, and is not then currently receiving direct or indirect remuneration from the Company or an affiliated corporation for services in any capacity other than as a Director, and (ii) is otherwise considered an outside director for purposed of Section 162(m) of the Code.

      (xxiv)  "PLAN" or "2000 PLAN" means this 2000 Equity Incentive Plan, as the same may be amended from time to time.

        (xxv)  "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

      (xxvi)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (xxvii)  "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 hereof.

    (xxviii)  "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

       (xxix)  "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (xxx)  "STOCK BONUS" means any stock bonus of the type which may be granted under Section 7 hereof.

       (xxxi)  "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(b)(i) hereof.

        The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

        (b)    Rules of Interpretation.

            (i)  The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

           (ii)  All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and vice versa, as the context may require.

          (iii)  Reference to "including" means including without limiting the generality of any description preceding such term.

          (iv)  Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

           (v)  Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3.     ADMINISTRATION

        (a)   The Plan shall be administered by the Committee.

        (b)   The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

          (iii)  Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

        (c)   Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan; subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and vest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more officers of the Company the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

        (d)   The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Subject to the provisions of Section 14 hereof relating to adjustments upon changes in stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 7,050,000 shares of Company Common Stock plus any shares of Company Common Stock represented by awards granted under the 1993 Plans which, after adoption of the Plan by the Board, are forfeited, expire or are canceled without delivery of shares of stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, Shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof and settled in cash shall not be available for subsequent issuance under the Plan.

        (b)   The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.     ELIGIBILITY.

        (a)   Incentive Stock Options and Stock Appreciation rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants.

        (b)   No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   No person shall be eligible to be granted Stock Awards covering more than 500,000 shares of Company Common Stock in any calendar year, subject to appropriate adjustment for stock subdivisions, combinations, dividends and similar capital changes.

6.     OPTION PROVISIONS

        Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan.

        (a)    TERM.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    PRICE.    Subject to subsection 5(b) hereof, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted.

        (c)    CONSIDERATION.    The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Company Common Stock, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or

(C) in any other form of legal consideration that may be acceptable to the Committee including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)    TRANSFERABILITY.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion.

        (e)    VESTING.    The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (vest) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f)    TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death, Disability or retirement), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) three (3) months after termination of the Optionee's Continuous Status as an Employee Director or Consultant or such longer or shorter period of time specified in the Option Agreement, or (ii) the expiration of the Options term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

        In the event of the retirement of an Optionee from the Company pursuant to the Company's retirement policy then in effect, or if there be none, then as determined by the Committee in its sole discretion, he or she may exercise his or her Option during the period ending twelve (12) months after his or her retirement date (or three (3) months in the case of an Incentive Stock Option). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionees Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

        Notwithstanding the preceding, in the event an Optionee's employment with (or services to) the Company is terminated by it for cause (as determined by the Company), the Option shall terminate on the date of termination and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        As used herein, "cause" shall mean (x) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (y) any act or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any affiliate of the Company.

        (g)    DISABILITY OF OPTIONEE.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, after the date of termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h)    DEATH OF OPTIONEE.    In the event of a death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    EARLY EXERCISE.    The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option; provided, however, any unvested shares shall be subject to a repurchase right in the Company at the Exercise Price in the event of the termination of the Optionee's Continuous Status as an Employee, Director or Consultant prior to the time(s) such option would have become vested.

        (j)    WITHHOLDING.    To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any minimum required rate of federal, state or local tax withholding relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

        (k)    RE-LOAD OPTIONS.    Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a Re-Load Option) in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

        Any such Re-Load Option may be an Incentive Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

        Each Stock Bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a)    PURCHASE PRICE.    The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

        (b)    TRANSFERABILITY.    Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

        (c)    CONSIDERATION.    The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the

Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (d)    VESTING.    Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

        (e)    TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT.    In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

8.     STOCK APPRECIATION RIGHTS

        (a)   The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

        (b)   Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i)    TANDEM STOCK APPRECIATION RIGHTS.    Tandem rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii)    CONCURRENT STOCK APPRECIATION RIGHTS.    Concurrent rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii)    INDEPENDENT STOCK APPRECIATION RIGHTS.    Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

        (c)   The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i)    TANDEM RIGHTS:

            A.    Tandem rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

            B.    The appreciation distribution payable on the exercised Tandem Right shall be in (a) cash in an amount equal to or (b) an amount of Company Common Stock the Fair Market Value of which equals (on the date of the Option surrender) the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrender Option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

          (ii)    CONCURRENT RIGHTS:

            A.    Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

            B.    A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

            C.    The appreciation distribution payable on an exercised Concurrent Right shall be in (a) cash in an amount equal to or (b) an amount of Company Common Stock the Fair Market Value of which equals (on the date of the Concurrent Right exercise) such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

          (iii)    INDEPENDENT RIGHTS:

            A.    Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

            B.    The appreciation distribution payable on the exercised Independent Right shall be in (a) cash in an amount equal to or (b) an amount of Company Common Stock the Fair Market Value of which equals (on the date of the exercise of the Independent Rights) the excess of (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

          (iv)    TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS:

            A.    To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

            B.    If a Tandem, Concurrent or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a Section 16(b) Insider), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

            C.    Except as otherwise provided in this Section 8, no limitation shall exist on the aggregate amount of cash payments or Company Common Stock distributions the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

9.     OTHER STOCK AWARDS.

        The Committee shall have the right to grant rights other than those types described above based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

10.   CANCELLATION AND RE-GRANT OF OPTIONS.

        (a)   Subject to prior approval by the Company's stockholders, the Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, the repricing of any outstanding Options and/or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value (or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(b) hereof) not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date. Notwithstanding the foregoing, the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

        (b)   Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 10 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 10(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11.   COVENANTS OF THE COMPANY.

        (a)   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

        (b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Company Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Company Common Stock under such Stock Awards unless and until such authority is obtained.

12.   USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.   MISCELLANEOUS.

        (a)   The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)   Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c)   Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

        (d)   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e)   The Committee shall be authorized to establish procedures pursuant to which Participants may elect to defer the gain realized upon exercise of a stock option, or such gain derived from other stock based awards granted under the Plan.

14.   EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN.

        (a)   If any change is made in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation,

reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to options and Stock Appreciation Rights pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. Notwithstanding the preceding however, the conversion of any convertible securities of the Company shall not be treated as "transaction not involving the receipt of consideration by the Company."

        (b)   In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Company Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Committee and to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards and such Stock Awards shall continue in full force and effect if such surviving corporation and its Affiliates is willing to do so, or at the sole discretion of the Committee, and with respect to Stock Awards held by persons who are then determined by the Committee to be in Continuous Status as Employees, Directors or Consultants (ii) the Board may waive any discretionary limitations imposed pursuant to Section 6 hereof so that all Stock Awards from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding Stock Awards may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Stock Award, and each holder of an Award shall have the right to exercise such Award in full (without regard to any discretionary limitations imposed pursuant hereto) during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding Awards may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Award, and each holder of a Award shall have right to exercise such Award but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant hereto prior to the effective date of such merger, consolidation, liquidation or sale.

15.   GRANT OF OPTIONS IN CONNECTION WITH CERTAIN ACQUISITIONS.

        The Board may grant Options under the Plan upon assumption of or in substitution for incentive stock options or non-statutory stock options granted under plans of other employers, if such grant occurs by reason of a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company is a party, or by reason of the acquisition of property or stock of another corporation by the Company; provided that, with respect to any Incentive Stock Option, such transaction is a transaction to which Section 424(a) of the Code applies. The Board may impose such terms and conditions upon the grant of any Incentive Stock Options under this Section 15 as are necessary to ensure that the assumption or substitution will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or condition would otherwise be inconsistent with the provisions of this Plan. Options granted under the provisions of this Section 15 may be granted at a price less than the Fair Market Value of the Common Stock on the date such Option is granted, so long as the ratio of the Option price to the Fair Market Value of the Common Stock is no more favorable to the Optionee than the ratio of the Option price to the Fair Market Value of the stock subject to the old option immediately before such assumption or substitution. Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such Option, the provisions of this Plan shall govern any Options granted under this Section 15. Nothing in this Section 15 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in Section 4, nor limit in any way the authority of the Board to grant assumed or substituted Options in connection with such transactions other than under the Plan.

16.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

        (b)   The Board may in its sole discretion submit any other amendments to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provision of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)   Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the persons to whom the Stock Award was granted and (ii) such person consents in writing.

        (e)   The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

17.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 27, 2010. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

18.   GOVERNING LAW.

        The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

*******

Adopted by the Board of Directors on March 2, 2005.
Subject to Approval of the Company's Stockholders.

NMS COMMUNICATIONS
CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR
Log on to the Internet and go to http://www.eproxyvote.com/nmss		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL                                                                 ZNMS81

☒	Please mark votes as in this example.
NMS COMMUNICATIONS CORPORATION
The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
1.	Elect Directors. Nominees: (01) Robert P. Schechter (02) Ofer Gneezy				2.	Approve the amendments to the Company's 2000 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3.	Ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
	☐ For all nominees except as noted above					UNLESS YOU INDICATE TO THE CONTRARY, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
						Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐
						Please be sure to sign and date this Proxy.
Signature:	Date:	Signature:	Date:

NMS COMMUNICATIONS CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING ON APRIL 29, 2005

Dear Stockholder:

Please mark the boxes on the proxy card to indicate how your shares should be voted, then sign and date the card, detach it and return it in the enclosed postage paid envelope.

Sincerely,

NMS Communications Corporation

DETACH HERE                                                                                                                                                   ZNMS82

NMS COMMUNICATIONS CORPORATION

Proxy Solicited by the Board of Directors for Annual Meeting on April 29, 2005

The undersigned stockholder of NMS Communications Corporation hereby acknowledges receipt of the Notice of Annual Meeting and related Proxy Statement and appoints Robert P. Schechter, Dianne L. Callan and Richard N. Hoehn, or any one or more of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse side, with the same force and effect as the undersigned, all shares of NMS Communications Corporation common stock standing in the name of the undersigned at the Annual Meeting of Stockholders of NMS Communications Corporation to be held at its corporate offices, 100 Crossing Boulevard, Framingham, Massachusetts on April 29, 2005 at 1:00 p.m., local time and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTER.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

QuickLinks

ELECTION OF DIRECTORS (Item 1 of Notice)
APPROVAL OF AMENDMENTS TO 2000 EQUITY INCENTIVE PLAN (Item 2 of Notice)
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Item 3 of Notice)
STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
NOMINATING COMMITTEE REPORT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16 REPORTING
COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN
STOCKHOLDER PROPOSALS FOR 2006 MEETING
OTHER MATTERS
AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN